Press Release

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Asset Management Inc.

Investor Relations

866-839-5205

InvestorRelations@aberdeen-asset.com

ABERDEEN AUSTRALIA EQUITY FUND, INC.

ANNOUNCES PRICING FOR PUBLIC OFFERING OF COMMON STOCK

(Philadelphia, December 9, 2010) — Aberdeen Australia Equity Fund, Inc. (NYSE AMEX: IAF) (the “Fund”) announced today the pricing of a public offering of its shares of common stock.  The Fund agreed to sell a total of 2,500,000 shares of common stock (exclusive of 375,000 shares of common stock that the underwriters may purchase pursuant to a 45-day option to cover over-allotments) at a price of $12.50 per share.  Net proceeds of the offering of approximately $30 million will be used to make additional portfolio investments that are consistent with the Fund’s investment objectives and policies.  The offering is scheduled to close on December 14, 2010.

Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated are acting as co-lead book running managers for the offering.  The offering of these securities will be made only by means of a prospectus. A copy of the prospectus supplement and accompanying base prospectus relating to the offering may be obtained from the following addresses:

Citigroup Global Markets Inc.

Attn: Prospectus Department

Brooklyn Army Terminal

140 58th Street, 8th Floor

Brooklyn, NY 11220

Telephone: 800-831-9146

Morgan Stanley & Co. Incorporated

Attn: Prospectus Department

180 Varick Street, 2nd Floor

New York, NY 10014

Telephone: 866-718-1649

Investors may also obtain these documents free of charge from the Fund’s website at www.aberdeeniaf.com or the Securities and Exchange Commission’s website at www.sec.gov.

An investor should read the Fund’s prospectus supplement and accompanying base prospectus carefully before investing.  The prospectus supplement and accompanying base prospectus contain important information about the Fund and its investment objectives and policies, risks, charges and expenses.

This press release does not constitute an offer to sell or a solicitation to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement, prospectus or shelf registration statement.

The Fund is a non-diversified, closed-end management investment company. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited.  The Fund’s secondary investment objective is current income.

The Fund is managed by Aberdeen Asset Management Asia Limited and advised by Aberdeen Asset Management Limited.  The Fund’s shares trade on the NYSE AMEX under the symbol “IAF.”

This information does not represent an offer to sell securities of the Fund and it is not soliciting an offer to buy securities of the Fund. There can be no assurance that the Fund will achieve its investment objectives. The net asset value of the Fund will fluctuate with the value of the underlying securities. It is important to note that closed-end funds trade on their market value, not net asset value, and closed-end funds often trade at a discount to their net asset value. Past performance is not indicative of future performance. An investment in the Fund is subject to certain risks and other considerations.

If you wish to receive this information electronically, please contact InvestorRelations@aberdeen-asset.com

www.aberdeeniaf.com

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